Exhibit 99.2

NYSE: HHC Supplemental Information For the quarter ended 6/30/2017 The Howard Hughes Corporation 13355 Noel Road, 22nd Floor Phone: 214.741.7744 Dallas, TX 75240 www.howardhughes.com

Forward Looking Statements This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression. Forward-looking statements should not be relied upon. They give our expectations about the future and are not guarantees. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. For a discussion of the risk factors that could have an impact these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The statements made herein speak only as of the date of this presentation and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance in different economic and market cycles. Non-GAAP Financial Measures We use certain non-GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational results and makes comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation are funds from operations, or FFO, core funds from operations, or Core FFO, adjusted funds from operations, or AFFO, and net operating income, or NOI. FFO is defined by the National Association of Real Estate Investment Trust (NAREIT) as net income calculated in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges (which we believe are not indicative of the performance of our operating portfolio). We calculate FFO in accordance with NAREIT’s definition. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of our financial performance not immediately apparent from net income determined in accordance with GAAP. Core FFO is calculated by adjusting FFO to exclude the impact of certain non-cash and/or nonrecurring income and expense items, as set forth in the calculation herein. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of the ongoing operating performance of the core operations across all segments, and we believe it is used by investors in a similar manner. Finally, AFFO adjusts our Core FFO operating measure to deduct cash spent on recurring tenant improvements and capital expenditures of a routine nature to present an adjusted measure of Core FFO. Core FFO and AFFO are non-GAAP and non-standardized measures and may be calculated differently by other peer companies. Herein, we define NOI as operating revenues (rental income, tenant recoveries and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses, including our share of NOI from equity investees). NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, lease rates and tenant base have on our operating results, gross margins and investment returns. We believe that net operating income (“NOI”) is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. While Core FFO, FFO, AFFO and NOI are relevant and widely used measures of operating performance of real estate companies, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO, Core FFO, AFFO and NOI do not purport to be indicative of cash available to fund our future cash requirements. Further, our computations of FFO, Core FFO, AFFO and NOI may not be comparable to FFO, Core FFO, AFFO and NOI reported by other real estate companies. We have included a reconciliation of FFO, Core FFO and AFFO to GAAP net income in this presentation. Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP. Additional Information Our website address is www.howardhughes.com. Our Annual Report on Form 10 -K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other publicly filed documents are available and may be accessed free of charge through the “Investors” section of our website under the SEC Filings subsection, as soon as re asonably practicable after those documents are filed with, or furnished to, the SEC. Also available through our Investors section of our website are beneficial ownership reports filed by our directors and executive officers on Forms 3, 4 and 5. 1 www.howardhughes.com Cautionary Statements

FINANCIAL OVERVIEW PORTFOLIO OVERVIEW PORTFOLIO PERFORMANCE DEBT & OTHER Company Profile (cont'd) 4 Portfolio Key Metrics 11 Commercial Development 13 Property-Level Debt 20 Financial Summary 5 Unstabilized Assets 14 Ground Leases 21 Balance Sheet 6 Acquisitions / Dispositions 15 Definitions 22 Statement of Operations 7 MPC Land 16 Reconciliation of Non-GAAP 23 Income Reconciliation 8 Ward Village Condos 17 NOI by Region 9 Other Assets 18 2 www.howardhughes.com Company Profile 3 MPC Portfolio 10 Lease Expirations 12 Debt Summary 19 Table of Contents

Howard Hughes THE HOWARD HUGHES CORPORATION
Company Profile - Summary & Results

Company Overview - Q2-17

Exchange / Ticker	NYSE: HHC
Share Price - June 30, 2017	$ 122.84
Diluted Earnings / Share	$ 0.07
FFO / Diluted Share	$ 0.86
Core FFO / Diluted Share	$ 2.20
AFFO / Diluted Share	$ 2.08

Recent Company Highlights

DALLAS--(BUSINESS WIRE)--Jun. 15, 2017-- The Howard Hughes Corporation® (NYSE: HHC) (the "Company") announced today that it closed its previously announced offering of $200 million in aggregate principal amount of 5.375% Senior Notes due 2025 (the "Notes"). The issue price of the Notes was 102.25% of the aggregate principal amount. The Notes are unsecured senior obligations of the Company and, other than their issue date and issue price, the terms of the Notes are identical to the terms of the $800 million in aggregate principal amount of 5.375% Senior Notes due 2025 previously issued by the Company on March 16, 2017 (the "Existing 2025 Notes"). The Notes have the same CUSIP number as the Existing 2025 Notes and trade interchangeably and are fungible with the Existing 2025 Notes. The Notes were issued under the indenture dated as of March 16, 2017, between the Company and Wells Fargo Bank, National Association, as trustee, as supplemented by a First Supplemental Indenture that was entered into in connection with the issuance of the Notes. The aggregate principal amount outstanding of the 5.375% Senior Notes due 2025 is $1.0 billion.

DALLAS--(BUSINESS WIRE)--May 23, 2017-- The Howard Hughes Corporation's® (NYSE:HHC) master planned communities continue to be recognized among the best places to live in the country, highlighted by Architectural Digest's recent naming of Ward Village® in Honolulu as the "best-planned community in the U.S." In addition, The Woodlands® was recently rated the best city to live in Texas and the number-six best city to live in the U.S. by Niche.com. Columbia, Maryland, was ranked first on Money magazine's Best Places to Live in America list for 2016. These recent accolades demonstrate HHC's ongoing success in creating vibrant communities with a distinct sense of place.

CHICAGO--(BUSINESS WIRE)--May 4, 2017-- Mayor Rahm Emanuel joined The Howard Hughes Corporation® (NYSE: HHC) and Bank of America Corporation® (NYSE: BAC) today to announce the bank will be the lead anchor tenant at 110 North Wacker Drive, a new world-class office building on the Chicago River. The agreement completes the next milestone in the highly-anticipated 51-story downtown building, a collaboration between The Howard Hughes Corporation, joint venture partner Riverside Investment & Development, architect Goettsch Partners and agency representative CBRE.

For more press releases, please visit www.howardhughes.com/press

Operating Portfolio by Region


Seaport District NYC
SIX CORE ASSETS SPANNING FROM WALL STREET TO WAIKIKI
ELK GROVE CALIFORNIA
110 N. WACKER CHICAGO
SEAPORT DISTRICT NEW YORK
BRIDGELAND TEXAS
LANDMARK VIRGINIA
SUMMERLIN LAS VEGAS
COLUMBIA MARYLAND
OUTLET COLLECTION AT RIVERWALK NEW ORLEANS
KENDALL TOWN CENTER FLORIDA
WARD VILLAGE HAWAII
THE WOODLANDS TEXAS
Howard Hughes

Q2-17 MPC & Condominium Results

$ in millions


Summerlin 72%
The Woodlands 10%
Bridgeland 18%
Q2-17 MPC EBT
$53.1M

$ in millions


Ae`o 70%
Waiea 23%
Anaha 7%
Q2-17 Condo Gross Profit
$42.0M

Q2-17 MPC EBT	
Bridgeland	$9.8
Columbia	-
Summerlin	38.0
The Woodlands	5.3
Total	**$53.1**

Q2-17 Condo Gross Profit	
Waiea	$9.6
Anaha	3.1
Ke Kilohana	0.1
Ae`o	29.2
Total	**$42.0**

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Company Profile - Summary & Results (cont'd)

Path to Projected Annual Stabilized NOI

Currently Under Construction

$ in millions


Hotel 5%
Multifamily 30%
Office 65%
Projected Stabilized NOI
$25.1M

Retail & Office S.F.	665,000
Multifamily Units	729
Hotel Keys	72
Other Units	-
Projected Stabilized NOI	**$25.1**

Currently Unstabilized

$ in millions


Hotel 29%
Retail 33%
Other 2%
Multifamily 9%
Office 27%
Projected Stabilized NOI
$92.6M

Retail & Office S.F.	2,041,565
Multifamily Units	514
Hotel Keys	708
Other Units	1,438
Projected Stabilized NOI	**$92.6**

Currently Stabilized

$ in millions


Retail 33%
Multifamily 10%
Hotel 4%
Other 7%
Office 47%
Projected Stabilized NOI
$127.5M

Retail & Office S.F.	4,578,449
Multifamily Units	1,109
Hotel Keys	205
Other Units	-
Projected Stabilized NOI	**$127.5**

Total

$ in millions


Retail 29%
Hotel 13%
Other 4%
Multifamily 12%
Office 41%
Projected Stabilized NOI
$245.2M

Retail & Office S.F.	7,285,014
Multifamily Units	2,352
Hotel Keys	985
Other Units	1,438
Projected Stabilized NOI	**$245.2**

Q2-17 - Operating Results by Property Type

Currently Under Construction

$ in millions


Q2-17
Under Construction
NOI
$0.0M

Currently Unstabilized

$ in millions


Hotel 37%
Retail 36%
Office 17%
Multifamily 10%
Q2-17
Unstabilized
NOI
$11.5M

Currently Stabilized

$ in millions


Retail 32%
Multifamily 9%
Hotel 5%
Other 7%
Office 48%
Q2-17
Stabilized
NOI
$27.5M

Total

$ in millions


Retail 33%
Hotel 14%
Other 5%
Multifamily 10%
Office 38%
Q2-17
Total
NOI
$39.0M

Note: Path to Projected Annual Stabilized NOI charts exclude Seaport NOI until we have greater clarity with respect to the performance of our tenants, however the operating portion of Seaport is included in Q2 Operating Results by Property Type. See page 13 for Stabilized NOI Yield and other project information.

4 www.howardhughes.com

Howard Hughes
THE HOWARD HUGHES CORPORATION
Financial Summary

Company Profile	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q2 YTD 2017	Q2 YTD 2016
Share price[3]	$122.84	$117.25	$114.10	$114.50	$114.32	$122.84	$114.32
Market Capitalization[1]	$5.3b	$5.1b	$4.9b	$4.9b	$4.9b	$5.3b	$4.9b
Enterprise Value[2]	$7.7b	$7.3b	$6.9b	$7.1b	$6.9b	$7.7b	$6.9b
Weighted avg. shares - basic	40,373	39,799	39,492	39,502	39,492	40,088	39,483
Weighted avg. shares - diluted	43,051	42,757	42,753	42,760	42,664	43,082	42,642
Total diluted share equivalents outstanding[3]	43,401	43,194	42,973	43,030	42,946	43,401	42,946
Earnings Profile							
Operating Segment Income							
Revenues	$79,848	$79,856	$76,000	$71,240	$72,224	$159,704	$135,817
Expenses	$42,198	$39,265	$38,340	$39,919	$37,218	$81,463	$73,361
Company's Share of Equity Method Investments NOI and Cost Basis Investment	$1,385	$4,129	$888	$569	$2,272	$5,514	$6,228
Net Operating Income[4]	$39,035	$44,720	$38,548	$31,890	$37,278	$83,755	$68,684
Avg. NOI margin	49%	56%	51%	45%	52%	52%	51%
MPC Segment Earnings							
Total revenues	$78,076	$68,706	$77,902	$52,762	$71,870	$146,782	$122,640
Total expenses[5]	$40,762	$35,357	$41,592	$32,179	$38,258	$76,119	$64,638
Interest income, net[6]	$5,990	$5,557	$5,468	$5,253	$5,009	$11,547	$10,364
Equity in earnings in Real Estate and Other Affiliates	$9,792	$5,280	$20,928	$13,699	$8,874	$15,072	$8,874
MPC Segment EBT[6]	$53,096	$44,186	$62,707	$39,535	$47,495	$97,282	$77,240
Condo Gross Profit							
Revenues[7]	$148,211	$80,145	$123,021	$115,407	$125,112	$228,356	$247,206
Expenses[7]	$106,195	$60,483	$81,566	$83,218	$79,726	$166,678	$154,541
Condo Net Income	$42,016	$19,662	$41,455	$32,189	$45,386	$61,678	$92,665
Debt Summary							
Total debt payable[8]	$3,023,122	$2,771,492	$2,708,460	$2,865,456	$2,668,522	$3,023,122	$2,668,522
Fixed rate	$1,514,192	$1,324,634	$1,184,141	$1,152,897	$1,114,735	$1,514,192	$1,114,735
Weighted avg. rate	5.06%	4.94%	5.89%	5.99%	6.29%	5.06%	6.29%
Variable rate	$1,324,125	$1,309,169	$1,363,472	$1,425,276	$1,403,762	$1,324,125	$1,403,762
Weighted avg. rate	3.64%	3.45%	3.33%	3.08%	2.76%	3.64%	2.76%
Short term condominium financing	$184,805	$137,689	$160,847	$287,283	$150,025	$184,805	$150,025
Weighted avg. rate	7.92%	7.68%	7.47%	7.28%	7.20%	7.92%	7.20%
Leverage ratio (debt to enterprise value)	39.1%	38.0%	39.0%	39.9%	38.4%	39.1%	38.4%

(1) Market capitalization = Share price times total diluted share equivalents outstanding
(2) Enterprise Value = (Market capitalization+ book value of debt + noncontrolling interest) - cash and equivalents
(3) Presented as of period end date
(4) Net Operating Income = Operating Assets NOI excluding properties sold or in redevelopment + Company's Share of Equity Method Investments NOI and the annual Distribution from our Cost Basis Investment.
(5) Expenses include both actual and estimated future costs of sales allocated on a relative sales value to land parcels sold, including MPC-level G&A and real estate taxes on remaining residential and commercial land.
(6) MPC Segment EBT (Earnings before tax, as discussed in our GAAP financial statements), includes negative interest expense relating to capitalized interest for the segment relating to debt held in other segments and at corporate.
(7) Revenues represent "Condominium rights and unit sales" and expenses represent "Condominium rights and unit cost of sales" as stated in our GAAP financial statements, based on the percentage of completion method ("POC").
(8) Represents Total mortgages, notes, and loans payable, as stated in our GAAP financial statements, excluding unamortized deferred financing costs and bond issuance costs.

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Howard Hughes — THE HOWARD HUGHES CORPORATION

Balance Sheet

In thousands

	Q2 2017	Q2 2016	FY 2016	FY 2015
	Unaudited	Unaudited		
ASSETS				
Investment in real estate:				
Master Planned Community assets	$1,676,263	$1,652,056	$1,669,561	$1,642,842
Buildings and equipment	2,152,915	1,910,016	2,027,363	1,772,401
Land	314,383	315,617	320,936	322,462
Less: accumulated depreciation	(282,557)	(271,451)	(245,814)	(232,969)
Developments	1,048,849	915,157	961,980	1,036,927
Net property and equipment	4,909,853	4,521,395	4,734,026	4,541,663
Investment in Real Estate and Other Affiliates	81,797	65,834	76,376	57,811
Net investment in real estate	$4,991,650	$4,587,229	$4,810,402	$4,599,474
Cash and cash equivalents	660,086	670,800	665,510	445,301
Accounts receivable, net	11,953	40,221	10,038	11,626
Municipal Utility District receivables, net	175,822	163,639	150,385	139,946
Deferred expenses, net	75,351	63,099	64,531	61,804
Prepaid expenses and other assets, net	752,587	692,631	666,516	463,431
Total Assets	**$6,667,449**	**$6,217,619**	**$6,367,382**	**$5,721,582**
LIABILITIES AND EQUITY				
Liabilities				
Mortgages, notes and loans payable	$3,002,846	$2,651,805	$2,690,747	$2,443,962
Deferred tax liabilities	224,097	158,177	200,945	89,221
Warrant liabilities	-	322,090	332,170	307,760
Uncertain tax position liability	-	9,588	-	1,396
Accounts payable and accrued expenses	473,013	$572,772	572,010	515,354
Total Liabilities	**$3,699,956**	**$3,714,432**	**$3,795,872**	**$3,357,693**
Equity				
Preferred stock: $.01 par value; 50,000,000 shares authorized, none issued	$0	$0	$0	$0
Common stock: $.01 par value; 150,000,000 shares authorized	432	398	398	398
Additional paid-in capital	3,243,342	2,853,880	2,853,269	2,847,823
Accumulated deficit	(269,133)	(329,480)	(277,912)	(480,215)
Accumulated other comprehensive loss	(9,157)	(24,152)	(6,786)	(7,889)
Treasury stock, at cost, 16,382 shares as of June 30, 2017 and 12,061 shares as of December 31, 2016	(1,763)	(1,231)	(1,231)	-
Total stockholders' equity	2,963,721	2,499,415	2,567,738	2,360,117
Noncontrolling interests	3,772	3,772	3,772	3,772
Total Equity	**$2,967,493**	**$2,503,187**	**$2,571,510**	**$2,363,889**
Total Liabilities and Equity	**$6,667,449**	**$6,217,619**	**$6,367,382**	**$5,721,582**
Share Count Details (in thousands)				
Shares outstanding at end of period	43,186	39,834	39,790	39,715
Dilutive effect of stock options[1]	213	277	289	316
Dilutive effect of warrants[2]	2	2,835	2,894	2,873
Total Diluted Share Equivalents Outstanding	**43,401**	**42,946**	**42,973**	**42,904**

(1) Stock options assume net share settlement calculated for the year-to-date period presented.

(2) Warrants assume net share settlement and incremental shares for dilution calculated as of the date presented.

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Howard Hughes. THE HOWARD HUGHES CORPORATION

Comparative Statement of Operations: Total Portfolio

In thousands	Q2 2017	Q2 2016	YTD Q2 2017	YTD Q2 2016
Revenues:	Unaudited	Unaudited	Unaudited	Unaudited
Condominium rights and unit sales	$148,211	$125,112	$228,356	$247,206
Master Planned Community land sales	69,144	61,098	122,625	103,040
Minimum rents	45,073	42,036	91,399	83,345
Tenant recoveries	11,642	10,923	23,041	21,451
Hospitality revenues	19,703	19,129	39,414	32,038
Builder price participation	4,480	6,501	9,141	11,148
Other land revenues	4,463	4,122	15,045	8,170
Other rental and property revenues	5,923	4,593	11,380	7,797
Total revenues	**$308,639**	**$273,514**	**$540,401**	**$514,195**
Expenses:				
Condominium rights and unit cost of sales	$106,195	$79,726	$166,678	$154,541
Master Planned Community cost of sales	33,376	29,008	59,245	44,696
Master Planned Community operations	7,307	9,169	16,701	19,778
Other property operating costs	20,291	15,236	38,799	30,978
Rental property real estate taxes	6,550	7,329	14,087	14,077
Rental property maintenance costs	3,608	2,753	6,636	5,885
Hospitality operating costs	14,164	14,242	28,009	24,717
Provision for doubtful accounts	745	(352)	1,280	2,689
Demolition costs	63	490	128	962
Development-related marketing costs	4,716	6,339	8,921	10,870
General and administrative	22,944	20,053	41,061	40,377
Depreciation and amortization	34,770	24,952	60,294	47,924
Total expenses	**$254,729**	**$208,945**	**$441,839**	**$397,494**
Operating income before other items	**53,910**	**64,569**	**98,562**	**116,701**
Other:				
Gains on sales of properties	-	-	32,215	140,479
Other income, net	223	9,067	910	9,426
Total other	**$223**	**$9,067**	**$33,125**	**$149,905**
Operating Income	**$54,133**	**$73,636**	**$131,687**	**$266,606**
Interest expense, net	(13,663)	(16,098)	(30,899)	(31,822)
Loss on redemption of senior notes due 2021	-	-	(46,410)	-
Warrant liability loss	(30,881)	(44,150)	(43,443)	(14,330)
Gain on acquisition of joint venture partner's interest	-	-	5,490	-
Equity in earnings from Real Estate and Other Affiliates	9,834	20,275	18,354	22,207
Income before taxes	19,423	33,663	34,779	242,661
Provision for income taxes	16,303	26,693	26,000	91,926
Net income	3,120	6,970	8,779	150,735
Net income attributable to noncontrolling interests	-	-	-	-
Net income (loss) attributable to common stockholders	**$3,120**	**$6,970**	**$8,779**	**$150,735**
Basic income per share	**$ 0.08**	**$ 0.18**	**$ 0.22**	**$ 3.82**
Diluted income per share	**$ 0.07**	**$ 0.16**	**$ 0.20**	**$ 3.53**

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Howard Hughes
THE HOWARD HUGHES CORPORATION

Reconciliation of Net Income to FFO, Core FFO and AFFO

In thousands	Q2 2017	Q2 2016	YTD Q2 2017	YTD Q2 2016
RECONCILIATION OF NET INCOME TO FFO				
Net income attributable to common shareholders	$3,120	$6,970	$8,779	$150,735
Add:				
Segment real estate related depreciation and amortization	32,814	23,354	56,363	45,297
Gains on sales of properties	-	-	(32,215)	(140,479)
Income tax expense (benefit) adjustments - deferred				
Gains on sales of properties	-	-	12,081	52,706
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	1,103	1,657	1,933	2,853
FFO	**$ 37,037**	**$ 31,981**	**$ 46,941**	**$ 111,112**
Adjustments to arrive at Core FFO:				
Acquisition expenses	-	-	32	-
Loss on redemption of senior notes due 2021	-	-	46,410	-
Gain on acquisition of joint venture partner's interest	-	-	(5,490)	-
Warrant (gain) loss	30,881	44,150	43,443	14,330
Severance expenses	630	4	1,458	194
Non-real estate related depreciation and amortization	1,956	1,598	3,931	2,627
Straight-lined rent adjustment	1,816	4,079	3,777	7,199
Deferred income tax expense (benefit)	15,576	25,713	12,383	33,222
Non-cash fair value adjustments related to hedging instruments	133	367	331	743
Share based compensation	1,501	1,948	3,407	4,670
Other non-recurring expenses (development related marketing and demolition costs)	4,779	6,829	9,049	11,832
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	216	(122)	291	105
Core FFO	**$ 94,525**	**$ 116,547**	**$ 165,963**	**$ 186,034**
Adjustments to arrive at AFFO:				
Tenant and capital improvements	(4,245)	(3,042)	(8,967)	(5,712)
Leasing Commissions	(603)	(441)	(686)	(177)
AFFO	**$ 89,677**	**$ 113,064**	**$ 156,310**	**$ 180,145**
FFO per diluted share value	**$0.86**	**$0.75**	**$1.09**	**$2.61**
Core FFO per diluted share value	**$2.20**	**$2.73**	**$3.85**	**$4.36**
AFFO per diluted share value	**$2.08**	**$2.65**	**$3.63**	**$4.22**

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Howard Hughes
THE HOWARD HUGHES CORPORATION
NOI by Region

Dollars in thousands

Property	% Ownership (a)	Total SF / Units	2Q17 SF/Units Occupied	2Q17 SF/Units Leased	2Q17 % Occupied	2Q17 % Leased	2Q17 Annualized Cash NOI (b)	Stabilized NOI (c)	Time to Stabilize (Years)
Stabilized Properties									
Office - Houston	100%	1,460,787	1,403,925	1,403,925	96%	96%	$37,035	$38,749	NA
Office - Columbia	100%	1,085,176	991,462	1,016,950	91%	94%	$14,138	$14,500	NA
Office - Other	100%	226,000	226,000	226,000	100%	100%	$1,160	$6,100	NA
Retail - Houston	100%	233,362	225,955	231,657	97%	99%	$6,797	$6,500	NA
Retail - Columbia	100%	89,199	89,199	89,199	100%	100%	$1,334	$2,200	NA
Retail - Hawaii	100%	1,142,507	1,073,563	1,076,932	94%	94%	$20,746	$25,600	NA
Retail - Other	100%	341,418	337,458	337,458	99%	99%	$6,193	$7,200	NA
Multi-Family - Houston	100%	707	650	680	92%	96%	$6,533	$9,100	NA
Multi-Family - Columbia	50%	380	365	365	96%	96%	$3,413	$3,500	NA
Multi-Family - New York (d)	100%	22	22	22	100%	100%	$301	$600	NA
Hospitality - Houston	100%	205	170	NA	83%	NA	$5,081	$4,500	NA
Other Assets (e)	NA	NA	NA	NA	NA	NA	$8,997	$8,997	NA
Total Stabilized Properties (f)							**$111,729**	**$127,546**	**NA**
Unstabilized Properties									
Office - Houston	100%	676,688	302,011	342,766	45%	51%	$2,735	$14,500	3.0
Office - Columbia	100%	204,020	98,412	121,822	48%	60%	$1,674	$5,100	3.0
Office - Summerlin	100%	206,279	136,627	167,193	66%	81%	$3,368	$5,700	1.0
Retail - Houston (g)	100%	158,135	109,417	123,318	69%	78%	$3,006	$3,797	0.5
Retail - Summerlin	100%	796,443	665,846	687,293	84%	86%	$18,923	$26,300	1.0
Multi-Family - Houston	100%	390	319	345	82%	88%	$3,935	$7,500	1.0
Multi-Family - Summerlin	50%	124	103	116	83%	94%	$777	$1,100	1.0
Hospitality - Houston	100%	708	436	NA	62%	NA	$17,411	$27,000	3.0
Self Storage - Houston	100%	1,438	144	144	10%	10%	($119)	$1,600	2.0
Total Unstabilized Properties							**$51,712**	**$92,597**	**2.3**
Under Construction Properties									
Office - Houston	100%	203,000	-	203,000	0%	100%	NA	$5,100	2.0
Office - Columbia	100%	130,000	-	72,523	0%	56%	NA	$3,600	4.0
Office - Summerlin	100%	332,000	-	180,000	0%	54%	NA	$7,600	2.5
Multi-Family - Houston	100%	292	-	-	NA	0%	NA	$3,500	2.0
Multi-Family - Columbia	50%	437	-	-	NA	0%	NA	$4,000	2.0
Hospitality - New York	35%	72	-	-	NA	0%	NA	$1,300	1.0
Total Under Construction Properties							**NA**	**$25,100**	**2.6**
Total/ Wtd. Avg for Portfolio							**$163,440**	**$245,243**	**2.4**

Notes

(a) Includes our share of NOI where we do not own 100%.

(b) Annualized 2Q17 NOI includes distribution received from cost method investment in 1Q17. For purposes of this calculation, this one time annual distribution is not annualized.

(c) Table above excludes Seaport NOI until we have greater clarity with respect to the performance of our tenants. See page 13 for Stabilized NOI Yield and other project information.

(d) Annualized NOI excludes one-time settlement fee of $250k to buyout a tenant in a rent controlled unit.

(e) Other assets are primarily made up of Kewalo Basin, Summerlin Baseball and Summerlin Hockey ground lease, and our share of other equity method investments not included in other categories.

(f) For Stabilized Properties, the difference between 2Q17 cash NOI and Stabilized NOI is attributable to a number of factors which may include timing, free rent or other temporary abatements, tenant turnover and market factors considered nonpermanent.

(g) Retail - Houston is inclusive of retail in The Woodlands and Bridgeland.

9
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Commercial 19% Commercial 37% Master Planned Communities - ReRmeaminianigniSnagleSaable AbclreesA(car)es Commercial 100% Residential 63% Residential 81% Stabilized 9% Stabilized 62% InIcnocmoemPer-oPdruocdinugciAnsgsAetsss-ets Stabilized & Unstabilized Unstabilized 38% Unstabilized 50% Stabilized 50% Unstabilized 91% ($ in thousands) MPC Performance - 2Q17 & 2Q16 MPC Net Contribution (2Q17) (b) MPC Net Contribution (2Q16) (b) Operating Asset Performance - 2017 & Future Annualized 2Q17 In-Place Cash NOI Est. Stabilized NOI (Future) Wtd. Avg. Time to Stab. (yrs.) Note (a) Commercial acres may be developed internally or sold. (b) Reconciliation from GAAP MPC segment earnings before tax (EBT) measure to MPC Net Contribution for the three months ended June 30, 2017 is found on Reconciliation of Non-GAAP Measures. 10 www.howardhughes.com $131,267 $204,050 — $20,973 $33,313 3.0 $86,403 $125,833 1.9 $23,891 $44,904 1.8 $25,014 $28,460 $244 ($285) $1,133 ($13,948) $23,637 $42,693 Total Maryland Texas Nevada MPC Portfolio

Howard Hughes — THE HOWARD HUGHES CORPORATION
Portfolio Key Metrics

	MPC Regions						Non-MPC Regions			
	Woodlands Houston, TX	Woodlands Hills Houston, TX	Bridgeland Houston, TX	Summerlin Las Vegas, NV	Columbia Columbia, MD	Total MPC Regions	Hawaii Honolulu, HI	Seaport New York, NY	Other	Total Non-MPC
Operating - Stabilized Properties										
Office s.f.	1,460,787	-	-	-	1,085,176	2,545,963	-	-	226,000	226,000
Retail s.f.	233,362	-	-	-	89,199	322,561	1,142,507	-	341,418	1,483,925
Multifamily units	707	-	-	-	380	1,087	-	22	-	22
Hotel Rooms	205	-	-	-	-	205	-	-	-	-
Self Storage	-	-	-	-	-	-	-	-	-	-
Operating - Unstabilized Properties										
Office s.f.	676,688	-	-	206,279	204,020	1,086,987	-	-	-	-
Retail s.f. (a)	74,669	-	83,466	796,443	-	954,578	-	-	-	-
Multifamily units	390	-	-	124	-	514	-	-	-	-
Hotel rooms	708	-	-	-	-	708	-	-	-	-
Self Storage	1,438	-	-	-	-	1,438	-	-	-	-
Operating - Under Construction Properties										
Office s.f.	203,000	-	-	332,000	130,000	665,000	-	-	-	-
Retail s.f. (b)	-	-	-	-	-	-	-	-	-	-
Multifamily units	292	-	-	-	437	729	-	-	-	-
Hotel rooms	-	-	-	-	-	-	-	72	-	72
Self Storage	-	-	-	-	-	-	-	-	-	-
Residential Land										
Total gross acreage/condos (c)	28,475 ac.	2,055 ac.	11,400 ac.	22,500 ac.	16,450 ac.	80,880 ac.	1,381	n.a.	n.a.	1,381
Current Residents (c)	115,000	-	8,300	107,000	112,000	342,300	n.a.	n.a.	n.a.	-
Remaining saleable acres/condos	273	1,439	2,450	3,608	n.a.	7,770	206	n.a.	n.a.	206
Estimated price per acre (d)	$560	$207	$372	$577	n.a.		n.a.	n.a.	n.a.	-
Commercial Land										
Total acreage remaining	752	171	1,530	826	107	3,386	n.a.	n.a.	n.a.	-
Estimated price per acre (e)	$957	$552	$394	$759	$316		n.a.	n.a.	n.a.	

Notes

Portfolio Key Metrics herein include square feet, units and rooms included in joint venture projects. Sq. ft. and units are not shown at share.

(a) Retail s.f. within the Summerlin region excludes 381,767 sq. ft. of anchors.

(b) Retail s.f. within New York region excludes Pier 17 and Uplands, pending final plans for this project.

(c) Acreage and current residents shown as of December 31, 2016.

(d) Residential pricing: average 2016 acreage pricing for Bridgeland, Summerlin and The Woodlands. Summerlin avarage pricing excludes the sale of approximately 117 acres to Pulte with an atypical economic structure. Pro forma acreage pricing for The Woodlands Hills.

(e) Commercial pricing: estimate of current value based upon recent sales, third party appraisals and third party MPC experts. The Woodlands Hills commercial is valued at cost.

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Office and Retail Lease Expirations Total Office and Retail Portfolio as of June 30, 2017 30% 25% Years 20% N.Y. - 12 Years ears 15% 10% 5% 0% Office Expirations Retail Expirations Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. Expiration Year 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter $3,978 4,122 7,187 8,846 4,976 11,656 9,750 10,345 9,116 947 14,604 4.65% 4.82% 8.40% 10.34% 5.82% 13.63% 11.40% 12.10% 10.66% 1.11% 17.08% 31.91 24.39 29.67 30.64 33.05 33.34 28.84 29.55 33.76 35.99 24.42 $6,592 8,096 5,139 7,209 6,988 4,915 6,600 4,587 2,708 5,558 20,185 8.39% 10.30% 6.54% 9.17% 8.89% 6.25% 8.40% 5.84% 3.45% 7.07% 25.69% 27.97 39.90 37.13 48.12 28.11 48.87 47.04 35.50 55.80 37.93 18.57 $85,527 100.00% $78,576 100.00% Total % of Annualized Cash Rent Expiring 12www.howardhughes.com Weighte D.C. - 7 d Avg. Lease Term Blended - 10 y Office Retail 2017 Office Retail 2018 Office Retail 2019 Office Retail 2020 Office Retail 2021 Office Retail 2022 Office Retail 2023 Office Retail 2024 Office Retail 2025 Office Retail 2026 Office Retail 2027+ HoustonLas VegasColumbiaHawaiiOther Office Retail Lease Expirations

Howard Hughes THE HOWARD HUGHES CORPORATION
Commercial Development

Dollars in thousands, except per sq. ft. and unit amounts

Owned & Managed

Project Name	City, State	% Ownership	Est. Rentable Sq. Ft.	Percent Pre-Leased[1]	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost	Est. Stabilized NOI[3]	Stabilized NOI Yield
Office											
100 Fellowship Dr	Houston, TX	100%	203,000	100%	Under construction	Q2 2017	Q4 2019	$ 2,961	$ 63,278	$ 5,062	8%
Two Merriweather	Columbia, MD	100%	130,000	56%	Under construction	Q3 2016	Q2 2020	$ 14,303	$ 40,941	$ 3,685	9%
Aristocrat	Las Vegas, NV	100%	180,000	100%	Under construction	Q2 2017	2019	$ 2,348	$ 46,629	$ 4,071	9%
Downtown Summerlin Office	Las Vegas, NV	100%	152,000	0%	Under construction	Q2 2017	2020	$ 2,153	$ 48,257	$ 3,500	7%
Retail											
Seaport - Uplands / Pier 17[4]	New York, NY	100%	401,787	51%	Under construction	Q4 2013	Q1 2021	$ 344,326	$ 731,000	$43,000 - $58,000	6%-8%
Total			**1,066,787**					**$ 366,091**	**$ 930,105**		

Project Name	City, State	% Ownership	Est. Number of Units	Monthly Est. Rent Per Unit	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost	Est. Stabilized NOI[3]	Stabilized NOI Yield
Multifamily											
Creekside Apartments	Houston, TX	100%	292	$1,538	Under construction	Q1 2017	Q4 2019	$ 5,479	$ 42,111	$ 3,499	8%
m.flats/Ten.M Building	Columbia, MD	50%	437	$1,982	Under construction	Q1 2016	Q3 2019	$ 83,000	$ 109,345	$ 8,100	7%
Total			**729**					**$ 88,479**	**$ 151,456**		

(1) Based on leases signed as of Q2 2017 and is calculated as the total est. rentable square feet leased divided by total est. rentable square feet, expressed as a percentage.

(2) Represents management's estimate of the first quarter of operations in which the asset may be stabilized.

(3) Total Develop. Costs Incurred, Est. Total Cost, and Est. Stabilized NOI shown gross, not at share.

(4) Seaport - Uplands / Pier 17 Estimated Rentable sq. ft. and costs are inclusive of the Tin Building, the status of which is still pending. Develop. Costs Incurred and Est. Total Costs are shown net of insurance proceeds of approximately $55 million.

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Howard Hughes THE HOWARD HUGHES CORPORATION

Unstabilized Assets

Dollars in thousands

Project Name	Location	% Ownership	Rentable Sq. Ft. / Units	2Q17 % Occ. (a)	2Q17 % Leased (a)	Develop. Costs Incurred	Est. Total Cost	Annualized 2Q17 Cash NOI	Annualized Est. Stab. NOI (b)	Est. Stab. Date
Office										
Three Hughes Landing	Houston, TX	100%	320,815	24%	34%	$64,123	$90,162	NM	$7,600	2020
1725 Hughes Landing	Houston, TX	100%	331,754	66%	68%	52,847	74,994	3,671	6,900	2020
One Merriweather	Columbia, MD	100%	204,020	48%	60%	64,881	78,187	1,674	5,100	2020
One Summerlin (c)	Las Vegas, NV	100%	206,279	66%	81%	—	—	3,368	5,700	2018
Retail										
Creekside Village Green	Houston, TX	100%	74,669	83%	88%	15,779	15,779	2,097	2,097	2017
Lakeland Village Center	Houston, TX	100%	83,466	57%	69%	13,154	16,274	909	1,700	2018
Downtown Summerlin (c)	Las Vegas, NV	100%	796,443	84%	86%	417,613	418,304	18,923	26,300	2018
Residential										
One Lakes Edge	Houston, TX	100%	390	82%	88%	81,729	81,729	3,935	7,500	2018
Constellation	Las Vegas, NV	50%	124	83%	94%	20,760	20,760	777	1,100	2018
Hotel										
The Woodlands Resort & Conference Center	Houston, TX	100%	406	55%	NA	72,360	72,360	10,534	16,500	2020
The Westin at The Woodlands	Houston, TX	100%	302	71%	NA	91,442	97,380	6,877	10,500	2020
Other										
HHC 242 Self-Storage	Houston, TX	100%	654	14%	14%	8,009	8,607	NM	800	2020
HHC 2978 Self-Storage	Houston, TX	100%	784	6%	6%	6,894	8,476	NM	800	2020

Notes

(a) With the exception of Hotel properties, Percentage Occupied and Percentage Leased are as of June 30, 2017. Each Hotel property Percentage Occupied and Percentage Leased are the average for the most recent quarter.

(b) Company estimates of stabilized NOI based solely on current leasing velocity, excluding inflation and organic growth.

(c) One Summerlin development costs are combined with Downtown Summerlin.

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Howard Hughes
THE HOWARD HUGHES CORPORATION
Acquisition / Disposition Activity

In thousands, except rentable sq. ft. and acres

2Q 2017 Acquisitions

Date Acquired	Property	Type of Ownership	% Ownership	Location	Rentable Sq. Ft./ Acres	Acquisition Price

No acquisition activity in 2Q17

2Q 2017 Dispositions

Date Sold	Property	Type of Ownership	% Ownership	Location	Rentable Sq. Ft./ Acres	Sale Price

No disposition activity in 2Q17

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Howard Hughes

Master Planned Community Land

Dollars in thousands	Woodlands Q2 2017	Woodlands Q2 2016	Woodlands Hills Q2 2017	Woodlands Hills Q2 2016	Bridgeland Q2 2017	Bridgeland Q2 2016	Summerlin Q2 2017	Summerlin Q2 2016	Maryland Q2 2017	Maryland Q2 2016	Total Q2 2017	Total Q2 2016
Revenues:												
Residential land sale revenues	$13,600	$1,386	$0	$0	$9,374	$4,500	$41,956	$54,937	$0	$0	$64,930	$60,823
Commercial land sale revenues	—	—	—	—	3,655	—	59	275	500	—	4,214	275
Builder price participation	259	896	—	—	232	180	3,989	5,425	—	—	4,480	6,501
Other land sale revenues	1,651	1,466	5	9	49	34	2,716	2,760	31	2	4,452	4,271
Total revenues	**$15,510**	**$3,748**	**$5**	**$9**	**$13,310**	**$4,714**	**$48,720**	**$63,397**	**$531**	**$2**	**$78,076**	**$71,870**
Expenses:												
Cost of sales - residential land	($7,005)	($572)	—	—	($3,230)	($1,532)	($21,830)	($26,777)	—	—	(32,065)	(28,881)
Cost of sales - commercial land	—	—	—	—	(1,058)	—	(34)	(127)	(219)	—	(1,311)	(127)
Real estate taxes	(1,422)	(1,254)	(75)	(23)	(340)	(251)	(717)	(613)	(159)	(158)	(2,713)	(2,299)
Land sales operations	(736)	(3,713)	(101)	(47)	(1,324)	(1,259)	(2,294)	(1,811)	(138)	(40)	(4,593)	(6,870)
Depreciation and amortization	(30)	(30)	—	—	(23)	(23)	(25)	(23)	(1)	(5)	(79)	(81)
Total Expenses	**($9,193)**	**($5,569)**	**($176)**	**($70)**	**($5,975)**	**($3,065)**	**($24,900)**	**($29,351)**	**($517)**	**($203)**	**($40,761)**	**($38,258)**
Net interest capitalized (expense)	(1,040)	(1,443)	141	144	2,510	2,220	4,378	4,090	—	(2)	5,989	5,009
Equity in earnings from real estate affiliates	—	—	—	—	—	—	9,792	8,874	—	—	9,792	8,874
EBT	**$5,277**	**($3,264)**	**($30)**	**$83**	**$9,845**	**$3,869**	**$37,990**	**$47,010**	**$14**	**($203)**	**$53,096**	**$47,495**
Key Performance Metrics:												
Residential												
Total acres closed in current period	24.0	2.3	—	—	24.3	12.9	51.8	53.7	NM	NM		
Price per acre achieved	$567	$603	NM	NM	$386	$361	$559	$512	NM	NM		
Avg. gross margins	49%	59%	NM	NM	66%	66%	48%	51%	NM	NM		
Commercial												
Total acres closed in current period	—	—	—	—	—	—	—	10	1.0	NM		
Price per acre achieved	NM	NM	NM	NM	NM	NM	NM	$35	$500	NM		
Avg. gross margins	NM	NM	NM	NM	71%	NM	38%	54%	56%	NM		
Avg. combined before-tax net margins	**49%**	**59%**	**NM**	**NM**	**67%**	**66%**	**48%**	**51%**	**56%**	**NM**		

Key Valuation Metrics:	Woodlands	Woodlands Hills	Bridgeland	Summerlin	Maryland
Remaining saleable acres					
Residential	273	1,439	2,450	3,608	NM
Commercial	752	171	1,530	826	107 (a)
Projected est. % superpads / lot size	0% / —	0% / —	0% / —	79% / 0.25 ac	NM
Projected est. % single-family detached lots / lot size	73% / 0.28 ac	87% / 0.32 ac	89% / 0.16 ac	0% / —	NM
Projected est. % single-family attached lots / lot size	27% / 0.07 ac	13% / 0.13 ac	10% / 0.12 ac	0% / —	NM
Projected est. % custom homes / lot size	0% / —	0% / —	1% / 1.0 ac	21% / 0.4 ac	NM
Estimated builder sale velocity (blended total) - 2Q17 (b)	40	—	47	75	NM
Gross margin range (GAAP), net of MUDs (c)	54.3%	NM	68.0%	46.6%	NM
Gross margin range (Cash), net of MUDs (c)	97.0%	80.0%	85.5%	66.8%	NM
Residential sellout / Commercial buildout date estimate					
Residential	2022	2029	2036	2035	—
Commercial	2025	2028	2045	2039	2020

Notes

(a) Does not include 31 commercial acres held in the Strategic Development segment in Downtown Columbia.

(b) Represents the average monthly builder homes sold over the last twelve months ended June 30, 2017.

(c) GAAP gross margin is based on GAAP revenues and expenses which exclude revenues deferred on sales closed where revenue did not meet criteria for recognition, and includes revenues previously deferred that met criteria for recognition in the current period. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold. Projected cash gross margin includes all future projected revenue less all future projected development costs, net of expected reimbursable costs, and capitalized overhead, taxes and interest.

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Howard Hughes. THE HOWARD HUGHES CORPORATION

Ward Village Condominiums

	Waiea (a)	Anaha	Ae'o	Ke Kilohana (b)	Total
Key Metrics					
Type of building	Ultra-Luxury	Luxury	Upscale	Workforce	
Number of units	174	317	466	424	1,381
Avg. unit s.f.	2,174	1,417	836	694	1,094
Condo s.f.	378,238	449,205	389,368	294,273	1,511,084
Street retail s.f.	8,000	16,000	67,000	22,000	113,000
Total s.f.	386,238	465,205	456,368	316,273	1,624,084
Development progress					
Status	Opened	U/C	U/C	U/C	
Start date (actual or est.)	2Q14	4Q14	1Q16	4Q16	
Completion date (actual or est.)	2Q17	4Q17	4Q18	2019	
Total development cost ($m)	$414.2	$401.3	$428.5	$218.9	$1,462.9
Cost-to-date ($m)	$391.3	$315.8	$129.5	$38.9	$875.5
Remaining to be funded ($m)	$22.9	$85.5	$299.0	$180.0	$587.4
Financial Summary (Dollars in thousands, except per sq. ft.)					
# of units closed or under contract in 2Q17	165	302	321	387	1,175
Total % of units closed or under contract	95%	95%	69%	91%	85%
Number of units closed or under contract (current quarter)	2	1	32	0	35
Square footage closed or under contract (total)	340,797	403,796	248,213	256,666	1,249,472
Total % square footage closed or under contract	90%	90%	64%	87%	83%
Target condo profit margin at completion (excl. land cost)	—	—	—	—	~30%
Total cash received (closings & deposits)	—	—	—	—	$797,875
Total GAAP revenue recognized	—	—	—	—	$1,088,308
Expected avg. price per sq. ft.	$1,900 - $1,950	$1,100 - $1,150	$1,300 - $1,350	$700 - $750	$1,300 - $1,325
Expected construction costs per retail sq. ft.	—	—	—	—	~$1,100
Deposit Reconciliation (Dollars in thousands)					
Deposits from sales commitment					
spent towards construction	N/A	$80,554	$0	$0	$80,554
held for future use (c) (d)	N/A	$21,247	$75,959	$19,307	$116,513
Total deposits from sales commitment	**N/A**	**$101,801**	**$75,959**	**$19,307**	**$197,067**

Notes

(a) We began delivering units at Waiea in November 2016. As of June 30, 2017, we have closed 156 units, have 9 units under contract and 9 units remaining to be sold.

(b) Ke Kilohana consists of 375 workforce units and 49 market rate units.

(c) $0.3 million, $67.0 million, and $19.3 million can be used for development at Anaha, Ae`o and Ke Kilohana, respectively.

(d) Total deposits held for future use are shown in Other Assets on the balance sheet.

U/C = Under Construction

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Howard Hughes THE HOWARD HUGHES CORPORATION
Other Assets

Property Name	City, State	% Own	Acres	Notes
Future Development				
The Elk Grove Collection	Elk Grove, CA	100%	64	Plan to build a 400,000 Sq. Ft. outlet retail center. Recently sold 36 acres for $36 million in total proceeds.
Landmark Mall	Alexandria, VA	100%	33	Plan to transform the mall into an open-air, mixed-use community. In January 2017, we acquired the 11.4 acre Macy's site for $22.2 million.
Cottonwood Mall	Holladay, UT	100%	54	Under contract to sell in pieces. First closing expected in 2017.
Century Plaza Mall	Birmingham, AL	100%	59	Mall is completely vacant. We are evaluating potential redevelopment opportunities.
Circle T Ranch and Power Center	Westlake, TX	50%	207	50/50 joint venture with Hillwood Development Company. We sold 72-acres to an affiliate of Charles Schwab Corporation.
Kendall Town Center	Kendall, FL	100%	70	Zoned for 730,000 Sq. Ft. of commercial space. Going through re-entitlement process.
West Windsor	West Windsor, NJ	100%	658	Current zoning allows for approximately 6 million Sq. Ft. of commercial uses.
AllenTowne	Allen, TX	100%	238	Located 27 miles north of Downtown Dallas. Agricultural property tax exemptions are in place for most of the property, significantly reducing carrying costs.
Bridges at Mint Hill	Charlotte, NC	91%	210	Zoned for approximately 1.3 million Sq. Ft. of commercial uses.
Lakemoor Land	Volo, IL	100%	40	Located 50 miles north of Chicago. The project is currently designated as farmland.
Maui Ranch Land	Maui, HI	100%	20	Two, non-adjacent, ten-acre parcels zoned for native vegetation.
Fashion Show Air Rights	Las Vegas, NV	80%	N/A	Air rights above the Fashion Show Mall located on the Las Vegas Strip.

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Howard Hughes
THE HOWARD HUGHES CORPORATION
Debt Summary

(In thousands)	June 30, 2017	December 31, 2016
Fixed-rate debt:		
Collateralized mortgages, notes and loans payable	$ 1,477,807	$ 1,140,118
Special Improvement District bonds	36,385	44,023
Variable-rate debt:		
Collateralized mortgages, notes and loans payable, excluding condominium financing	1,324,125	1,363,472
Condominium financing	184,805	160,847
Mortgages, notes and loans payable	$ 3,023,122	$ 2,708,460
Deferred Financing Costs, net	(7,280)	(5,779)
Unamortized bond issuance costs	(12,996)	(11,934)
Total consolidated mortgages, notes and loans payable	$ 3,002,846	$ 2,690,747
Total unconsolidated mortgages, notes and loans payable at pro-rata share	$ 83,401	$ 55,481
Total Debt	$ 3,086,247	$ 2,746,228

Net Debt on a Segment Basis, at share

(In thousands) Segment Basis (a)	Master Planned Communities	Operating Assets	Strategic Developments	Segment Totals	Non-Segment Amounts	Total
Mortgages, notes and loans payable, excluding condominium financing (a)	$ 248,498	$ 1,613,197	$ 44,557	$ 1,906,252	$ 995,190	$ 2,901,442
Condominium financing	-	-	184,805	184,805	-	184,805
Less: cash and cash equivalents (a)	(113,921)	(91,367)	(23,413)	(228,701)	(489,277)	(717,978)
Special Improvement District receivables	(60,233)	-	-	(60,233)	-	(60,233)
Municipal Utility District receivables	(175,822)	-	-	(175,822)	-	(175,822)
Net Debt	$ (101,478)	$ 1,521,830	$ 205,949	$ 1,626,301	$ 505,913	$ 2,132,214

Consolidated Debt Maturities and Contractual Obligations by Final Due Date (b)

(In thousands)	2017	2018-2020	2021-2022	2023 and thereafter	Total
Mortgages, notes and loans payable	$ 15,451	$ 961,962	$ 422,603	$ 1,623,106	$ 3,023,122
Interest Payments	104,431	310,469	152,288	210,821	778,009
Ground lease and other leasing commitments	9,885	14,504	11,830	293,377	329,597
Total consolidated debt maturities and contractual obligations	$ 129,767	$ 1,286,935	$ 586,721	$ 2,127,304	$ 4,130,728

(a) Each segment includes our share of related cash and debt balances for all joint ventures included in Investments in Real estate and Other Affiliates. Please see our Liquidity and Capital Resources discussion in quarterly filing on Form 10-Q for further details.

(b) Mortgages, notes and loans payable and Short term condominium financing are presented based on extended maturity date. Extension periods generally can be exercised at our option at the initial maturity date, subject to customary extension terms that are based on property performance as of the initial maturity date and/or extension date. Such extension terms may include, but are not limited to, minimum debt service coverage, minimum occupancy levels or condominium sales levels, as applicable, and other performance criteria. In certain cases due to property performance not meeting covenants, we may have to pay down a portion of the loan in order to obtain the extension.

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Howard Hughes
THE HOWARD HUGHES CORPORATION

Property Level Debt

Asset	Principal Balance	Contract Interest Rate	Interest Rate Hedge	Current Annual Interest Rate	Maturity Date (a)
Master Planned Communities					
The Woodlands Master Credit Facility (b)	$150,000	L+275	Floating	3.92%	Apr-21
Bridgeland Credit Facility	$65,000	4.60%	Fixed	4.60%	Nov-22
	$215,000				
Operating Assets					
Outlet Collection at Riverwalk	$54,809	L+275	Floating	3.92%	Oct-18
1723-35 Hughes Landing Boulevard	$112,021	L+165	Floating	2.82%	Jun-19
Downtown Summerlin	$305,888	L+225	Floating	3.42%	Jul-19
The Westin at The Woodlands	$57,946	L+265	Floating	3.82%	Aug-19
110 N. Wacker	$20,815	5.21%	Fixed / Swap	5.21%	Oct-19
Three Hughes Landing	$39,339	L+235	Floating	3.52%	Dec-19
Lakeland Village Center at Bridgeland	$11,049	L+235	Floating	3.52%	May-20
Embassy Suites at Hughes Landing	$30,505	L+250	Floating	3.67%	Oct-20
The Woodlands Resort & Conference Center	$68,500	L+325	Floating	4.42%	Dec-20
One Merriweather	$39,247	L+215	Floating	3.32%	Feb-21
HHC 242 Self-Storage	$6,013	L+260	Floating	3.77%	Oct-21
HHC 2978 Self-Storage	$4,639	L+260	Floating	3.77%	Jan-22
70 Columbia Corporate Center	$20,000	L+200	Floating	3.17%	May-22
One Mall North	$14,463	L+225	Floating	3.42%	May-22
10-60 Corporate Centers	$80,000	L+175	Floating / Swap	3.16%	May-22
20/25 Waterway	$13,767	4.79%	Fixed	4.79%	May-22
Millennium Waterway Apartments	$55,584	3.75%	Fixed	3.75%	Jun-22
Ward Village	$238,718	L+250	Floating / Swap	3.66%	Sep-23
9303 New Trails	$12,193	4.88%	Fixed	4.88%	Dec-23
4 Waterway Square	$35,707	4.88%	Fixed	4.88%	Dec-23
3831 Technology Forest Drive	$22,185	4.50%	Fixed	4.50%	Mar-26
Millennium Six Pines Apartments	$42,500	3.39%	Fixed	3.39%	Aug-28
3 Waterway Square	$50,965	3.94%	Fixed	3.94%	Aug-28
One Hughes Landing	$52,000	4.30%	Fixed	4.30%	Dec-29
Two Hughes Landing	$48,000	4.20%	Fixed	4.20%	Dec-30
One Lakes Edge	$69,440	4.50%	Fixed	4.50%	Mar-31
Hughes Landing Retail	$35,000	3.50%	Fixed	3.50%	Dec-36
Columbia Regional Building	$25,000	4.48%	Fixed	4.48%	Feb-37
	$1,566,293				
Strategic Developments					
Waiea and Anaha	$184,805	L+675	Floating	7.92%	Nov-19
Ke Kilohana	$0	L+325	Floating	4.42%	Dec-20
Two Merriweather	$5,173	L+250	Floating	3.67%	Oct-21
Ae'o	$0	L+400	Floating	5.17%	Dec-21
100 Fellowship Drive	$0	L+150	Floating	2.67%	May-22
	$189,978				
Total (c)	**$1,971,271**				

Notes

(a) Maturity dates shown assumes all extension options are exercised.

(b) The Woodlands Master Credit Facility has been extended to 2021.

(c) Excludes JV debt, Corporate level debt, and SID bond debt related to Summerlin MPC & Retail. Above balances are as of June 30, 2017.

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Minimum Contractual Ground Lease Payments ($ in thousands) Future Cash Payments Year Ended December 31 Pro-Rata Share Three months ended 2016 2017 2018 Thereafter Total Ground Leased Asset Expiration Date June 30, 2017 Riverwalk (a) Seaport Kewalo Basin Harbor 100% 100% 100% 2045-2046 2031 (b) 2049 $995 382 75 $3,300 1,429 300 $3,305 1,550 300 $2,718 1,594 300 $59,599 205,641 9,200 $65,622 208,785 9,800 $5,029 $5,155 $4,612 $274,440 $284,207 (a) Includes base ground rent, deferred ground rent and the participation rent floor, as appropriate. (b) Initially expires 12/30/2031 but subject to options to extend through 12/31/2072. owardhughes.com 21www.h Summary of Ground Leases

Under Construction - Projects that reside in the Strategic segment for which construction has commenced as of June 30, 2017. This excludes MPC and condominium development. Unstabilized - Properties in the Operating segment that have not been in service for more than 36 months and do not exceed 90% occupancy. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupancy, the asset is considered underperforming and is included in Stabilized. Stabilized - Properties in the Operating segment that have been in service for more than 36 months or have reached 90% occupancy, which ever occurs first. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupany, the asset is considered underperforming. NOI - We define NOI as operating cash revenues (rental income, tenant recoveries and other revenue) less operating cash expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), including our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and, unless otherwise indicated, Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors, which vary by property, such as lease structure, lease rates and tenant base have on our operating results, gross margins and investment returns. We believe that net operating income (“NOI”) is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. 22www.howardhughes.com Definitions

Howard Hughes

Reconciliation of Non-GAAP Measures

Reconciliation of Operating Assets segment EBT to Total NOI:

(In thousands)	Q2 2017	Q1 2017	Q4 2016 (a)	Q3 2016 (a)	Q2 2016 (a)	Q2 YTD 2017	Q2 YTD 2016 (a)
Total Operating Assets segment EBT	$ (9,068)	$ 7,922	$ 5,191	$ (35,943)	$ 7,345	(1,146)	7,767
Straight-line lease amortization	1,816	1,961	1,057	2,550	4,079	3,777	7,199
Demolition costs	(63)	(65)	(194)	-	-	(128)	-
Development-related marketing costs	(832)	(418)	(46)	(457)	(187)	(1,250)	(443)
Depreciation and Amortization	(32,244)	(22,789)	(21,767)	(20,732)	(22,613)	(55,033)	(43,814)
Provision for impairment	-	-	-	(35,734)	-	-	-
Write-off of lease intangibles and other	(15)	(27)	(61)	-	(116)	(42)	(117)
Other income, net	162	(178)	1,475	13	2,750	(16)	3,113
Equity in earnings from Real Estate Affiliates	37	3,385	185	(209)	899	3,422	2,826
Interest, net	(15,540)	(14,524)	(13,458)	(12,904)	(12,736)	(30,064)	(24,065)
Total Operating Assets NOI - Consolidated	37,611	40,577	38,000	31,530	35,269	78,188	63,068
Redevelopments							
Landmark Mall	-	-	(150)	(202)	(173)	-	(324)
Total Operating Asset Redevelopments NOI	-	-	(150)	(202)	(173)	-	(324)
Dispositions							
Park West	(39)	(14)	490	411	436	(53)	936
Total Operating Asset Dispositions NOI	(39)	(14)	490	411	436	(53)	936
Consolidated Operating Assets NOI excluding properties sold or in redevelopment	$ 37,650	$ 40,591	$ 37,660	$ 31,321	$ 35,006	78,241	62,456
Company's Share NOI - Equity investees	1,385	746	888	569	2,272	2,131	3,612
Distributions from Summerlin Hospital Investment	-	3,383	-	-	-	3,383	2,616
Total NOI	$ 39,035	$ 44,720	$ 38,548	$ 31,890	$ 37,278	$ 83,755	$ 68,684

(a) - Effective January 1, 2017, we moved South Street Seaport assets under construction and related activities out of the Operating Assets segment into the Strategic Developments segment. Amounts for all 2016 periods presented have been adjusted from previous filings to reflect this change.

Reconciliation of MPC Land Sales Closed to GAAP Land Sales Revenue:

(In thousands)	Q2 2017	Q2 2016
Total residential land sales closed in period	$ 51,909	$ 33,534
Total commercial land sales closed in period	500	348
Net recognized (deferred) revenue:		
Bridgeland	3,655	(156)
Summerlin	9,455	23,671
Total net recognized (deferred) revenue	13,110	23,515
Special Improvement District bond revenue	3,625	3,701
Total land sales revenue - GAAP basis	$ 69,144	$ 61,098
Total MPC segment revenue - GAAP basis	$ 78,076	$ 71,870

Reconciliation of MPC segment EBT to MPC Net Contribution:

	Three Months Ended June 30,	
(In thousands)	2017	2016
MPC segment EBT	$ 53,096	$ 47,495
Plus:		
Cost of sales - land	33,376	29,008
Depreciation and amortization	79	81
MUD and SID bonds collections, net	(4,395)	(3,040)
Distributions from Real Estate and Other Affiliates	—	—
Less:		
MPC development expenditures	(47,350)	(36,210)
MPC land acquisitions	—	—
Equity in earnings in Real Estate and Other Affiliates	(9,792)	(8,874)
MPC Net Contribution	$ 25,014	$ 28,460

Reconciliation of Segment EBTs to Net Income

	Three Months Ended June 30,	
(In thousands)	2017	2016
MPC segment EBT	$ 53,096	$ 47,495
Operating Assets segment EBT	(9,068)	7,345
Strategic Developments segment EBT	41,962	51,330
Corporate and other items	(66,567)	(72,507)
Income before taxes	19,423	33,663
Provision for income taxes	(16,303)	(26,693)
Net income	3,120	6,970
Net income attributable to noncontrolling interests	—	—
Net income attributable to common stockholders	$ 3,120	$ 6,970

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